SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

|X| Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             CENTRAL OIL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)      Title of each class of Securities to which transaction applies:
    (2)      Aggregate number of Securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)      Proposed maximum aggregate value of transaction:
    (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)       Amount previously paid:
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    4)       Date Filed:

                             CENTRAL OIL CORPORATION
                        152 WEST 57TH STREET, 40TH FLOOR
                            NEW YORK, NEW YORK 10019

               ---------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 22, 1999
               ---------------------------------------------------

         To the Shareholders of Central Oil Corporation:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Central Oil Corporation, a Colorado corporation (the "Company"), will be held on Friday, October 22, 1999, at 10:00 a.m., at the Company's principal executive offices located at 152 West 57th Street, 40th Floor, New York, New York 10019, telephone number (212) 765-2915, to consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the Company's name to "NetGain Development Inc."

         The Board of Directors has fixed the close of business on September 3, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. A form of proxy is enclosed.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  Andreas Typaldos, Chairman of the Board and
                                  Chief Executive Officer

New York, New York
September 20, 1999

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                             CENTRAL OIL CORPORATION
                        152 WEST 57TH STREET, 40TH FLOOR
                            NEW YORK, NEW YORK 10019

               ---------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 22, 1999
               ---------------------------------------------------


         The enclosed proxy is solicited by the Board of Directors of Central Oil Corporation, a Colorado corporation (the "Company"), for use at a Special Meeting of Shareholders to be held on Friday, October 22, 1999, beginning at 10:00 a.m., at the Company's principal executive offices located at 152 West 57th Street, 40th Floor, New York, New York 10019, telephone number (212) 765-2915, and at any adjournments or postponements thereof (the "Special Meeting").

         The approximate date on which this Proxy Statement and the enclosed proxy are being mailed to shareholders is September 20, 1999. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. Proxies will be voted as marked. If no space is marked, proxies will be voted by the persons therein named at the meeting in favor of the proposal to approve the amendment to the Company's Articles of Incorporation to change the Company's name to "NetGain Development Inc." No other business may properly come before the Special Meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

         The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation.

         At the close of business on September 3, 1999 (the "Record Date"), the Company had approximately outstanding 12,071,000 shares of common stock, $.0001 par value per share (the "Common Stock"), and 3,974 shares of preferred stock. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote of shareholders. Only record holders of Common Stock on the Record Date are entitled to notice of, and to vote at, the Special Meeting. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Special Meeting, a majority of the shares of Common Stock so represented may adjourn the Special Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Special Meeting before any adjournment is taken. The approval of the proposal covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Special Meeting.

         Prior to the Special Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares of Common Stock present and entitled to vote at the Special Meeting and will be counted as votes cast at the Special Meeting, but will not be counted as votes cast for or against the proposal presented.

         A broker or nominee holding shares of Common Stock registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares of Common Stock with respect to the election of directors and other matters addressed at the Special Meeting. Any such shares of Common Stock that are not represented at the Special Meeting either in person or by proxy will not be considered to have cast votes on the proposal presented.

         A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE CHAIRMAN OF THE BOARD OF DIRECTORS OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSE SET FORTH THEREON.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of September 3, 1999, by
(i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer, (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. The Company is not aware of any beneficial owner of more than 5% of the outstanding Common Stock other than as set forth in the following table.

                                                             NUMBER OF SHARES           PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                  BENEFICIALLY OWNED(2)            OUTSTANDING
----------------------------------------------------    ---------------------------    --------------------
Andreas Typaldos...............................                     2,080,000(3)              17.2%

Elias Typaldos.................................                       500,000                  4.1

Michel Berty...................................                        50,000                  *

Hermann Seiler.................................                        50,000                  *

Infacoma Enterprises Limited...................                       850,000                  7.0
Prin. De Tiras 12
Marilene House
1504 Nicosia, Cyprus

Saffian Trading Limited........................                     1,100,000                  9.1

All directors and executive officers
  as a group (4 persons).......................                     2,680,000                 22.2

 ----------------
 *        Less than 1%.

 (1) Except as otherwise indicated, the address of each beneficial owner is 152 West 57th Street, 40th Floor, New York, NY 10019.

 (2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock that such persons have the right to acquire within 60 days.

 (3) Includes shares held by Mr. Typaldos, individually, as trustee and by four entities controlled or owned by Mr. Typaldos or his family.

                PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
             ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME

         The Company was incorporated in Colorado on September 8, 1981 under the name Central Oil Corporation, as an oil and gas exploration and brokerage company. Initially, the Company acted as an agent and broker for oil and gas lease holders. From 1993 to 1997, the Company was in the development stage and was essentially inactive. From 1997 until early 1999, the Company once again tried to search for and acquire oil and gas leases for its own account and for the accounts of its clients.

         In May 1999, the Company announced that a change in control of the Company had taken place and that new management had been appointed. Under the new management, the Company's business focus changed and the Company will now be engaged in the business of providing strategic consulting and technical services, as well as capital, to primarily early stage internet and other technology private and public companies. The Company also intends to acquire and operate majority owned subsidiaries and promote opportunities for synergistic business relationships among its subsidiaries and other companies within its portfolio. The Company's new name will more accurately reflect the change in the Company's business focus and will potentially allow the Company to acquire greater recognition and distinctiveness in the industry.

         Accordingly, the Board of Directors has determined that the proposed name change is in the best interests of the Company and its shareholders and will benefit the Company going forward with its new business focus. The Board of Directors, by written consent dated September 1, 1999, approved, subject to approval by the shareholders, the proposed change to the Company's name to "NetGain Development Inc." and the execution and filing of Articles of Amendment to the Company's Articles of Incorporation to effectuate same.

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                         Andreas Typaldos, Chairman of the Board
                                                     and Chief Executive Officer

September 20, 1999
New York, New York

                             CENTRAL OIL CORPORATION
               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 22, 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             CENTRAL OIL CORPORATION

         The undersigned hereby appoints Andreas Typaldos as Proxy, with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.0001 par value per share, of Central Oil Corporation (the "Company") held of record by the undersigned on September 3, 1999 at the Special Meeting of Shareholders to be held on October 22, 1999 or any adjournment or adjournments thereof.

         Approval of proposal to amend the Company's Articles of Incorporation to change the Company's name to "NetGain Development Inc."

            FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the Proposal.

                                          Dated:                          , 1999
                                                --------------------------

                                          --------------------------------------
                                                       (Signature)

                                          --------------------------------------
                                                       (Signature)

                                           PLEASE SIGN HERE

                                           Please date this proxy and sign your
                                           name exactly as it appears hereon.

                                           Where there is more than one owner,
                                           each should sign. When signing as an
                                           agent, attorney, administrator,
                                           executor, guardian, or trustee,
                                           please add your title as such. If
                                           executed by a corporation, the proxy
                                           should be signed by a duly authorized
                                           officer who should indicate his
                                           office.

      PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.